SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 14, 2001



                             FRONTLINE CAPITAL GROUP
             (Exact name of Registrant as specified in its Charter)




                                    Delaware
                            (State of Incorporation)


               0-30162                                       11-3383642
      (Commission File Number)                       (IRS Employer Id. Number)


            90 Park Avenue                                    10016
          New York, New York                                (Zip Code)
(Address of principal executive offices)


                                 (212) 931-8000
              (Registrant's telephone number, including area code)

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1   FrontLine Capital Group 2nd Quarter Presentation.

ITEM 9.         REGULATION FD DISCLOSURE

         The Registrant is attaching the 2nd Quarter Presentation as Exhibit
99.1 to this Current Report on Form 8-K.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               FRONTLINE CAPITAL GROUP


                                               By:      /s/ Scott H. Rechler
                                                    ----------------------------
                                                    Scott H Rechler
                                                    President



Date:  August 14, 2001




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